SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 16, 2011

SANTOS RESOURCES

(Exact name of Registrant as specified in its charter)

Nevada	000-53520	98-0507846
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11450 - 201A Street
Maple Ridge, British Columbia  V2X 0Y4
Tel: (604) 460-8440
(Address and telephone number of principal executive offices, including zip code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective November 14, 2011, Andrew Lee Smith, a Director of Santos Resource Corp. ("Registrant"), resigned from his seat on the Registrant's Board of Directors. Mr. Smith indicated that his resignation was not due to any disagreement with Registrant. The Registrant's Board of Directors decided not to elect another director to fill the vacancy created by Mr. Smith's resignation, but decided to contract the number of serving directors to one for the present.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANTOS RESOURCE CORP. (Registrant)
Date: November 16, 2011	By: /s/ Richard Pierce Richard Pierce, President